Filed pursuant to Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Emerging Companies Fund

Supplement dated March 20, 2017 to the

Summary Prospectus, dated October 1, 2016 (as revised February 27, 2017)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG Managers Cadence Emerging Companies Fund (the “Fund”) dated and revised as noted above.

Effective on or about June 1, 2017, the management fee for the Fund will be reduced from 1.25% to 0.69%, the contractual expense limitation amount will be reduced from 1.42% to 0.89% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same) and Class I shares of the Fund will be authorized to pay up to 0.10% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the net expense ratio for the Fund. AMG Funds LLC will pay a portion of the management fee to the Fund’s subadviser for its services.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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